SUPPLEMENT DATED MAY 1, 2008

TO PROSPECTUS DATED MAY 1, 1995
FOR VARIABLE LIFE INSURANCE POLICY

ISSUED BY INDEPENDENCE LIFE AND ANNUITY COMPANY
INDEPENDENCE VARIABLE LIFE SEPARATE ACCOUNT

In the "Distribution Agreement and Other Contractual Arrangements" section, “National Association of Securities Dealers, Inc.” is replaced with “Financial Industry Regulatory Authority” and “NASD” is replaced with “FINRA”.

Please retain this supplement with your prospectus for future reference.

independence (5/08)